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                                                                   EXHIBIT 10.33

                                                                  CONFORMED COPY
                                                                   INCLUDING ALL
                                                                AMENDMENTS AS OF
                                                                   FEBRUARY 2003

                            BURLINGTON RESOURCES INC.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

                               SECTION 1. PURPOSE

         The purpose of the Burlington Resources Inc. 1997 Employee Stock Incentive Plan (the "Plan") is to promote the interests of Burlington Resources Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain employees in the employ of the Company and its Subsidiaries by furnishing suitable recognition of their ability and industry which contributed materially to the success of the Company and to align the interests and efforts of such employees to the long term interests of the Company's stockholders. The Plan provides for the grant of nonqualified stock options and restricted stock in accordance with the terms and conditions set forth below.

                             SECTION 2. DEFINITIONS

         Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

         2.1      BENEFICIARY

         The Participant's legal representative, estate or the person or persons to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

         2.2      BOARD OF DIRECTORS

         The Board of Directors of the Company.

         2.3      CAUSE

         A termination for Cause is a termination in accordance with the Company's or Subsidiary's personnel policies concerning "cause" as in effect from time to time.

         2.4      CHANGE IN CONTROL

         A "Change in Control" shall mean the occurrence of any of the following:

                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used
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for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934,
as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding shares of its common stock ("Shares") or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                  (b)      The consummation of:

                           (i)      A merger, consolidation or reorganization
with or into the Company or in which securities of the Company are issued ( a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                                    (A)     the stockholders of the Company,
         immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

                                    (B)     the individuals who were members of
         the Incumbent Board (as hereinafter defined) immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

                                    (C)     no Person other than (1) the
         Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger, was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or Shares has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

                           (ii)     A complete liquidation or dissolution of the
Company; or

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                           (iii)    The sale or other disposition of all or
substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

                  (c) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board or, following a Merger which results in a Parent Corporation, the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increase the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         2.5      CHIEF EXECUTIVE OFFICER

         The Chief Executive Officer of the Company.

         2.6      CODE

         The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant thereto.

         2.7      COMMITTEE

         The Compensation and Nominating Committee of the Board of Directors.

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         2.8      COMMON STOCK

         The Common Stock of the Company, par value $.01 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

         2.9      FAIR MARKET VALUE

         As applied to a specific date, the mean between the highest and lowest quoted selling prices at which Common Stock was sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal on such date or, if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded.

         2.10     OPTION

         An option granted under the Plan which shall not be an incentive stock option within the meaning of Section 422 of the Code.

         2.11     OPTION PRICE

         The price per share of Common Stock at which each Option is exercisable.

         2.12     PARTICIPANT

         An eligible employee of the Company or a Subsidiary to whom an Option or Restricted Stock is granted under the Plan as set forth in Section 4.

         2.13     PERMANENT DISABILITY

         A Participant shall be deemed to have a Permanent Disability for purposes of the Plan if the Plan Administrator shall find upon the basis of medical evidence satisfactory to it that the Participant is totally disabled, whether due to a physical or mental condition, so as to be prevented from engaging in further employment by the Company or any Subsidiary, and that such disability will be permanent and continuous during the remainder of the Participant's life.

         2.14     PLAN ADMINISTRATOR

         The Chief Executive Officer or the committee appointed pursuant to
Section 3 to administer the Plan.

         2.15     RESTRICTED STOCK

         Common Stock granted under the Plan that is subject to the requirements of Section 7 and such other restrictions as the Plan Administrator deems appropriate.

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         2.16     SUBSIDIARY

         An entity, including, without limitation, a corporation, limited liability company or a joint venture, in which the Company owns (directly or indirectly) a significant equity interest and which entity is designated by the Plan Administrator as a subsidiary for purposes of the Plan.

                            SECTION 3. ADMINISTRATION

         3.1 The Plan shall be administered by the Chief Executive Officer or, in the event and to the extent the Chief Executive Officer shall appoint and/or authorize a committee or committees to administer the Plan, by such committee or committees. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator."

         In the event a member of the committee may be eligible, subject to the restrictions set forth in Section 4, to participate in or receive or hold Options or Restricted Stock under the Plan, no member of the committee shall vote with respect to the granting of Options or Restricted Stock hereunder to himself or herself, as the case may be.

         The members of any committee serving as Plan Administrator shall be appointed by the Chief Executive Officer for such term as the Chief Executive Officer may determine. The Chief Executive Officer may from time to time remove members from, or add members to, the committee. Vacancies on the committee, however caused, may be filled by the Chief Executive Officer.

         3.2 Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to administer the Plan and to take all such steps and make all such determinations in connection with the Plan and the Options and Restricted Stock granted hereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be required or necessary to comply with the provisions of any federal or state law or any regulations issued thereunder.

         3.3 The Committee, the Chief Executive Officer and members of any committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

                             SECTION 4. ELIGIBILITY

         To be eligible for selection to receive a grant of an Option or Restricted Stock under the Plan, an individual must be, as of the date on which such Option or Restricted Stock is granted,

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(i) an employee of the Company or a Subsidiary and (ii) ineligible to receive a grant or award under the 1993 Burlington Resources Inc. Stock Incentive Plan or any successor plan.

                    SECTION 5. SHARES AVAILABLE FOR THE PLAN

         5.1 Subject to Section 5.3 and in addition to any substitute Options granted pursuant to Section 6.2(k), (i) the maximum number of shares for which Options and Restricted Stock may be granted under the Plan on and after April 17, 2002 is 5,000,000 shares of Common Stock and (ii) the maximum number of shares for which Options and Restricted Stock may be granted under the Plan in any calendar year is 1,500,000 shares of Common Stock. Shares of Common Stock issued under the Plan may be treasury shares or authorized but unissued shares of the Company, or both, as determined by the Board of Directors.

         5.2 Notwithstanding the foregoing, and subject to Section 5.3, the number of shares for which Restricted Stock may be granted under the Plan in any calendar year may not exceed 150,000 shares of Common Stock.

         5.3 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of shares authorized for the Plan, and, with respect to outstanding Options and Restricted Stock, the Plan Administrator may make appropriate adjustments in the number of shares and the Option Price.

                            SECTION 6. STOCK OPTIONS

         6.1 Options may be granted to eligible employees in such number and at such times during the term of the Plan as the Committee shall determine, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. The granting of an Option shall take place when the Committee by resolution, written consent or other appropriate written action determines to grant such an option to a particular Participant at a particular price. Each Option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

         6.2 All Options under the Plan shall be granted subject to the following terms and conditions:

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                  (a)      OPTION PRICE

                  The Option Price shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted.

                  (b)      DURATION OF OPTIONS

                  Options shall be exercisable at such time and under such conditions as set forth in the option grant, but in no event shall any Option be exercisable later than the tenth anniversary of the date of its grant.

                  (c)      EXERCISE OF OPTIONS

                  Subject to Section 6.2(j), an optionee may not exercise an Option until he or she has completed one year of continuous employment with the Company or one of its Subsidiaries from and including the date on which the Option is granted, or such longer period as the Committee may determine in a particular case. This requirement is waived in the event of death or Permanent Disability of an optionee before such period of continuous employment is completed. Thereafter, shares of Common Stock covered by an Option, to the extent then vested, may be purchased at one time (but not in installments) during the option period as may be provided in the option grant. To the extent that the right to purchase shares has vested thereunder, such vested Options may be exercised by written notice to the Company.

                  (d)      PAYMENT

                  The Option Price of shares purchased under Options shall be paid in full to the Company upon the exercise of the Option by delivery of consideration equal to the product of the Option Price and the number of shares purchased. Such consideration may be either (i) in cash or check acceptable to the Company or (ii) at the discretion of the Plan Administrator, in Common Stock already owned by the Participant for at least six months, or any combination of cash and such Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine at the time the Option is granted that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an Option may also be exercised by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price of shares purchased under the Option and any applicable withholding taxes.

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                  (e)      RESTRICTIONS

                  The Plan Administrator shall determine and reflect in the Option grant, with respect to each Option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such shares acquired through the exercise of such Options for such periods as the Plan Administrator may determine.

                  (f)      NONTRANSFERABILITY OF OPTIONS

                  Except as provided below, during a Participant's lifetime, an Option may be exercisable only by the Participant and Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. The Plan Administrator or the Committee, in its sole discretion, may, from time to time, permit the transfer of Options by Participants on such terms and conditions as the Plan Administrator or the Committee may establish. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

                  (g)      PURCHASE FOR INVESTMENT

                  The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an Option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an Option, represent and agree that any and all shares of Common Stock purchased pursuant to such Option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option. This Section 6.2(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which Options may from time to time be granted as contemplated in Section 8.

                  (h)      TERMINATION OF EMPLOYMENT

                  Upon the termination of a Participant's employment with the Company and all Subsidiaries for any reason other than death or Permanent Disability, the Participant's Option shall be exercisable only to the extent that it was then exercisable and, unless the term of the Option expires sooner, such Option shall expire according to the following schedule; provided, however, that the Plan Administrator or the Committee may at any

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         time determine in a particular case that specific limitations and restrictions under the Plan shall not apply:

                           (i)      DISABILITY OR RETIREMENT

                           The Option shall expire, unless exercised, 12 months
                  after the Participant's Permanent Disability or retirement from the Company or any Subsidiary.

                           (ii)     INVOLUNTARY TERMINATION BY THE COMPANY

                           The Option shall expire, unless exercised, three
                  months after a Participant is terminated as an employee by the Company or any Subsidiary for any reason other than Cause.

                           (iii)    TERMINATION FOLLOWING A CHANGE IN CONTROL

                           The Option shall expire, unless exercised, within 12
                  months of a Participant's termination of employment (other than a termination by the Company or a Subsidiary for Cause) following a Change in Control, provided that said termination of employment occurs on or within two years following a Change in Control.

                           (iv)     ALL OTHER TERMINATIONS (EXCEPT DEATH)

                           Except as provided in subparagraphs (i), (ii) and
                  (iii) above or in Section 6.2(i) below, the Option shall expire upon a Participant's termination of employment with the Company and its Subsidiaries, regardless of the reason for such termination.

                  Leaves of absence for such period and purposes conforming to the personnel policy of the Company or of its Subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment.

                  (i)      DEATH OF PARTICIPANT

                  Upon the death of a Participant during the Participant's period of employment, the Option shall expire, unless the term of the Option expires sooner, 12 months after the date of the Participant's death, unless the Option is exercised within such 12 month period by the Participant's Beneficiary; provided, however, that the Plan Administrator may determine in a particular case that specific limitations and restrictions under the Plan shall not apply.

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                  (j)      CHANGE IN CONTROL

                  Notwithstanding other Plan provisions pertaining to the times at which Options may be exercised, all outstanding Options, to the extent not then currently exercisable, shall become exercisable in full upon the occurrence of a Change in Control; provided, that the Plan Administrator or the Committee may determine that such acceleration will not occur if it would render unavailable "pooling of interest" accounting treatment for any reorganization, merger or consolidation of the Company.

                  (k)      MERGERS AND ACQUISITIONS

                  Notwithstanding the foregoing, Options may be granted by the Chief Executive Officer from time to time in substitution for stock options held by employees of other corporations who become employees of the Company or a Subsidiary as the result of a merger or consolidation, or the acquisition by the Company or Subsidiary of the assets or stock of the employing corporation. The terms and conditions of substitute Options granted may vary from the terms and conditions set forth above, to the extent the Committee deems it appropriate.

                  (l)      RIGHTS AS STOCKHOLDER

                  A Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

                  (m)      TERM LIMIT

                  Notwithstanding other Plan provisions pertaining to the times at which Options may be exercised, no Option shall continue to be exercisable pursuant to Section 6.2(h) or Section 6.2(i) at a time that would violate the maximum duration of Section 6.2(b).

                           SECTION 7. RESTRICTED STOCK

         7.1 Restricted Stock may be granted to eligible employees in such number and at such times during the term of the Plan as the Committee (or the Chief Executive Officer acting pursuant to Section 7.8) shall determine, taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee or the Chief Executive Officer, as the case may be, shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Stock shall take place when the Committee (or the Chief Executive Officer acting pursuant to Section 7.8) by resolution, written consent or other appropriate written action determines to grant such Restricted Stock to a particular Participant. Each grant shall be evidenced by a written instrument delivered

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by or on behalf of the Company containing provisions not inconsistent with the
Plan. The Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company and, subject to the provisions hereof, shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and receive all dividends or other distributions made or paid with respect to such shares; provided, however, that the shares themselves, and any new, additional or different shares or securities which the Participant may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions hereinafter described.

         7.2 A grant of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Committee or the Chief Executive Officer, as the case may be, upon payment to the Company of consideration determined by the Committee or the Chief Executive Officer, as the case may be, which consideration shall be at least equal to the par value of the Common Stock, in a manner determined by the Committee or the Chief Executive Officer, as the case may be, the number of shares of Common Stock selected by the Committee or the Chief Executive Officer, as the case may be. The certificates for Restricted Stock granted under the Plan shall be held in custody by a bank or other institution, or by the Company until the Restriction Period (as defined in Section 7.3) expires or until restrictions thereon otherwise lapse.

         7.3 During a period of years following the date of grant, as determined by the Committee or the Chief Executive Officer, as the case may be, which shall in no event be less than one year (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or Permanent Disability, the waiver or modification of such restrictions by the Committee or the Chief Executive Officer, as the case may be, in the agreement evidencing the grant of Restricted Stock or by written resolution of the Committee or the Chief Executive Officer, as the case may be, adopted at any time.

         7.4 Except as provided in Section 7.5 or 7.6, if a Participant terminates employment with the Company and its Subsidiaries for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited to the Company.

         7.5 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse upon the Participant's death or Permanent Disability or any termination of employment determined by the Committee or the Chief Executive Officer, as the case may be, to end the Restriction Period.

         7.6 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall terminate immediately upon a Change in Control.

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         7.7      When the restrictions imposed by Section 7.3 expire or
otherwise lapse with respect to one or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's Beneficiary) one share of Common Stock for each share of Restricted Stock. At that time, the written instrument referred to in Section 7.1, as it relates to such shares, shall be terminated.

         7.8 Of the shares of Restricted Stock authorized under Section 5.2 of the Plan, up to an aggregate of 25,000 shares of Common Stock may be granted by the Chief Executive Officer in any calendar year as fully paid and non-assessable on the terms and conditions set forth in this Section 7; provided, however, that the maximum grant to any individual will be limited to 1,000 shares of Restricted Stock.

                   SECTION 8. REGULATORY APPROVALS AND LISTING

         8.1 The Company shall not be required to issue any certificate for shares of Common Stock upon the exercise of an Option granted under the Plan prior to:

                  (a) the obtaining of any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

                  (b) the listing of such shares on any stock exchange on which the Common Stock may then be listed; or

                  (c) the completion of any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

         8.2 All certificates for shares issued in respect of Restricted Stock awards shall be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 8.2 shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions is no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.

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                 SECTION 9. EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall become effective upon its adoption by the Board of Directors and shall continue until terminated by the Board of Directors or the Committee.

                         SECTION 10. GENERAL PROVISIONS

         10.1 Nothing contained in the Plan, or in any Option or Restricted Stock granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such employee at any time with or without assigning any reason therefor.

         10.2 Grants, vesting or payment of Options or Restricted Stock shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or a Subsidiary, or required by law or by contractual obligations of the Company or a Subsidiary.

         10.3 The right of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

         10.4 Leaves of absence for such periods and purposes conforming to the personnel policy of the Company or a Subsidiary, as applicable, shall not be deemed terminations or interruptions of employment.

         10.5 Subject to Section 6.2(h) in the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, the Options and/or Restricted Stock granted to the Participant prior to such date shall not be affected.

         10.6 The Plan shall be construed and governed in accordance with the laws of the State of Delaware, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

         10.7 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to Options and Restricted Stock under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign. Unless otherwise provided in the option grant, a Participant is permitted to deliver shares of Common Stock (including shares acquired pursuant to the exercise of an Option other than the Option currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of an Option or upon the vesting of the Restricted Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the

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
election of a Participant, shares of Common Stock may be withheld from the shares issuable to the optionee upon exercise of an Option or upon the vesting of the Restricted Stock to satisfy tax withholding obligations. The Fair Market Value of such Common Stock as is withheld shall be valued as of the day prior to exercise of the option, or the vesting of the Restricted Stock.

                      SECTION 11. AMENDMENT, TERMINATION OR
                           DISCONTINUANCE OF THE PLAN

         11.1 The Board of Directors and the Committee may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 8; provided, however, that an amendment which increases the number of shares of Common Stock that may be granted under the Plan, changes the class of employees eligible to receive awards or grants, or changes the type of awards or grants that may be made under the Plan may only be made by the Board of Directors; provided further, however, that no change in any Option or Restricted Stock theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Stock that the Participant may have acquired as a result of the Plan.

         11.2 The Board of Directors may at any time suspend the operation of or terminate the Plan with respect to any shares of Common Stock or rights not at the time subject to any Option or grant of Restricted Stock.

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